                                                                      EXHIBIT 10


                                 FIRST AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT



         This Amendment, dated as of March 23, 2001, is entered into by (1) LTC PROPERTIES, INC., a Maryland corporation (the "BORROWER"), (2) the financial institutions listed on the signature pages hereof (the "Lenders"), (3) SANWA BANK CALIFORNIA, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders, (4) BANK OF MONTREAL, as syndication agent (the "SYNDICATION AGENT"), and (5) BNP PARIBAS, as documentation agent (the "DOCUMENTATION AGENT").


                                    RECITALS

         A. The Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to a Revolving Credit Agreement dated as of October 31, 2000 (the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Sections
1.2 and 1.3 of the Credit Agreement are incorporated herein by reference.

         B. The Borrower and the Lenders wish to amend the Credit Agreement to, among other things, reduce the Aggregate Commitment to $140,000,000. Accordingly, the Borrower and the Lenders hereby agree as set forth below.


         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the terms and conditions of this Amendment, the Borrower and the Lenders hereby agree that the Credit Agreement is amended as set forth below.

                  (a) The definitions of "Aggregate Commitment," "Collateral Documents," "Credit Documents" and "Guarantors" in Section 1.1 of the Credit Agreement are amended in full to read as follows:

                           "`AGGREGATE COMMITMENT" means the maximum amount of
                  credit available to the Borrower hereunder from time to time, as such amount is reduced from time to time pursuant to Sections 2.4 and 2.5."

                           "`COLLATERAL DOCUMENTS' means the Security Agreement,
                  each Subsidiary Security Agreement and the LTC Mortgages."

                           "`CREDIT DOCUMENTS' means this Agreement, the Notes,
                  the Guaranties, each Nonrecourse Guaranty, the Release of Claims, the Security Agreement, each Subsidiary Security Agreement, the LTC Mortgages, each

                  Subordination Agreement, each Letter of Credit Request, each Assignment and Acceptance and the Engagement Letter."

                           "`GUARANTORS' means LTC GP I, Inc., a Delaware
                  corporation, LTC-Tampa, Inc., a Nevada corporation, LTC West, Inc., a Nevada corporation, Education Property Investors, Inc., a Nevada corporation, and each other Person that executes a Guaranty or a Nonrecourse Guaranty."

                  (b) The definitions of "Pricing Level 2," "Pricing Level 3" and "Pricing Level 4" in Section 1.1 of the Credit Agreement are amended be deleting the word "schedule" in each such definition and substituting the words "Compliance Certificate" in each case.

                  (c) Section 1.1 of the Credit Agreement is amended by adding the following definition in appropriate alphabetical order:

                           "`SUBSIDIARY SECURITY AGREEMENT' means a Subsidiary
                  Security Agreement, in form and substance satisfactory to the Administrative Agent in its reasonable discretion, executed by a Subsidiary in favor of the Administrative Agent (or, at the option of the Administrative Agent, an independent collateral agent) for the benefit of the Lenders."

                  (d) Section 2.1 of the Credit Agreement is amended by deleting the words "on the signature pages hereof" and substituting the words "on Schedule 1."

                  (e) Section 2.8(c) of the Credit Agreement is amended by adding the following proviso before the period at the end thereof:

         "PROVIDED, HOWEVER, that the foregoing prepayment provisions of this
         Section 2.8(c) shall not apply to the first $43,345,000 of such Net Cash Proceeds and/or insurance or condemnation proceeds received by the Borrower and/or its Subsidiaries after March 1, 2001."

                  (f) Section 5.1(a)(xv) of the Credit Agreement is amended by adding the following language before the semicolon at the end thereof:

         ", together with a report in the form of Exhibit J showing the cumulative total of such Net Cash Proceeds and/or insurance or condemnation proceeds received by the Borrower and/or its Subsidiaries after March 1, 2001 (PROVIDED, HOWEVER, that such report shall no longer be required at such time as such cumulative total exceeds $43,345,000)."

                  (g) Section 5.1(m)(i)(B) of the Credit Agreement is amended in full to read as follows:

                           "`(B) in the case of any Subsidiary that is executing
                  an LTC Mortgage but that (1) has not already executed a Guaranty or a

                  Nonrecourse Guaranty, a Nonrecourse Guaranty duly executed by such Subsidiary, and/or (2) has not already executed a Subsidiary Security Agreement, a Subsidiary Security Agreement duly executed by such Subsidiary; and."

                  (h) Section 5.2(b)(ix) of the Credit Agreement is amended in full to read as follows:

                           "`(ix) Debt in the ordinary course of business
                  between the Borrower and any Subsidiary or between two Subsidiaries, provided that the amount of such Debt owing to the Borrower or any Subsidiary that has executed a Guaranty by Subsidiaries that have not executed Guaranties shall not exceed $1,000,000 in aggregate principal amount at any time outstanding; and."

                  (i) Section 6.1(c) of the Credit Agreement is amended by adding the words "or any Subsidiary Security Agreement" after the words "the Security Agreement."

                  (j) Section 6.1(j) of the Credit Agreement is amended by adding the words "or any Subsidiary Security Agreement" after the words "the Security Agreement."

                  (k) Schedule 1 to the Credit Agreement is amended in full to be in the form of Schedule 1 attached to this Amendment.

                  (l) Schedule 3.4 to the Credit Agreement is amended in full to be in the form of Schedule 3.4 attached to this Amendment.

                  (m) The Credit Agreement is amended by adding a new Exhibit J thereto in the form of Exhibit J attached to this Amendment.

         SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first set forth above when and if the Administrative Agent receives the following documents, each dated the date hereof, otherwise in form and substance satisfactory to the Administrative Agent and in the number of originals requested by the Administrative Agent:

                  (a) this Amendment, duly executed by the Borrower and the Required Lenders;

                  (b) consents to this Amendment, duly executed by the Guarantors (as defined in Section 1(a)); and

                  (c) such other approvals, opinions, evidence and documents as any Lender through the Administrative Agent may reasonably request.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF BORROWER. The Borrower represents and warrants to the enders and the Administrative Agent as set forth below.

                  (a) The execution, delivery and performance by the Borrower of this Amendment and the Credit Documents, as amended hereby, to which the Borrower is a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not
         (i) contravene the Borrower's charter documents or bylaws, (ii) contravene any Governmental Rule or contractual restriction binding on or affecting the Borrower or (iii) result in or require the creation or imposition of any Lien (other than any created by the Credit Documents) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

                  (b) No Governmental Action is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Credit Documents, as amended hereby, to which the Borrower is or is to be a party.

                  (c) This Amendment and each of the other Credit Documents, as amended hereby, to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally.

                  (d) The Collateral Documents constitute valid Liens on the Collateral purported to be covered thereby and secure the payment of all obligations purported to be secured thereby; and the execution, delivery and performance of this Amendment do not adversely affect the Liens of the Collateral Documents.

                  (e) The financial information as of September 30, 2000 and for the 9-month fiscal period then ended that was delivered by the Borrower to the Lenders pursuant to Section 5.1(a)(iii) of the Credit Agreement fairly presents the financial condition of the Borrower and the relevant Subsidiaries as of such date and the results of the operations of the Borrower and such Subsidiaries for the 9-month fiscal period ended on such date, all in accordance with GAAP applied on a consistent basis. Except as disclosed in a letter from the Borrower to the Administrative Agent dated October 31, 2000, since September 30, 2000 no event or situation has occurred that could reasonably be expected to have a Material Adverse Effect. The Borrower and its Subsidiaries have no material contingent liabilities except as disclosed in the aforementioned balance sheet or in the annual financial statements referred to in Section 4.5 of the Credit Agreement.

                  (f) The representations and warranties contained in the Credit Documents are correct on and as of the date hereof as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date). No event has occurred and is continuing, or would result from the effectiveness of this Amendment, that constitutes a Default.

         SECTION 4. REFERENCE TO AND EFFECT ON CREDIT DOCUMENTS.

                  (a) On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or any other expression of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or any other expression of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  (b) Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed; PROVIDED, HOWEVER, that the Borrower hereby ratifies and confirms the Release of Claims with respect to all "Released Matters" (as defined in the Release of Claims) as if that term had been defined to cover the period from the beginning of time through and including the date of this Amendment. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations stated to be secured thereby under the Credit Documents, as amended hereby.

                  (c) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.

         SECTION 5. COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

         SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA.


                               LTC PROPERTIES, INC.


                               By:
                                   ----------------------------------------
                               Name:
                                     --------------------------------------
                               Title:
                                      -------------------------------------



                               SANWA BANK CALIFORNIA,
                               as Administrative Agent and Lender


                               By:
                                   ----------------------------------------
                                        E. Leigh Irwin
                                        Senior Vice President



                               BANK OF MONTREAL,
                               as Syndication Agent and Lender


                               By:
                                   ----------------------------------------
                               Name:
                                     --------------------------------------
                               Title:
                                      -------------------------------------

                               BNP PARIBAS, Los Angeles Branch,
                               as Documentation Agent and Lender


                               By:
                                   ----------------------------------------
                               Name:
                                     --------------------------------------
                               Title:
                                      -------------------------------------


                               By:
                                   ----------------------------------------
                               Name:
                                     --------------------------------------
                               Title:
                                      -------------------------------------



                               BANK HAPOALIM B.M.


                               By:
                                   ----------------------------------------
                               Name:
                                     --------------------------------------
                               Title:
                                      -------------------------------------


                               By:
                                   ----------------------------------------
                               Name:
                                     --------------------------------------
                               Title:
                                      -------------------------------------



                               BANK OF AMERICA, N.A.


                               By:
                                   ----------------------------------------
                               Name:
                                     --------------------------------------
                               Title:
                                      -------------------------------------



                               KEY CORPORATE CAPITAL INC.


                               By:
                                   ----------------------------------------
                               Name:
                                     --------------------------------------
                               Title:
                                      -------------------------------------

                               BHF (USA) CAPITAL CORPORATION


                               By:
                                   ----------------------------------------
                               Name:
                                     --------------------------------------
                               Title:
                                      -------------------------------------


                               By:
                                   ----------------------------------------
                               Name:
                                     --------------------------------------
                               Title:
                                      -------------------------------------



                               WELLS FARGO BANK, N.A.


                               By:
                                   ----------------------------------------
                               Name:
                                     --------------------------------------
                               Title:
                                      -------------------------------------



                               BANK LEUMI USA


                               By:
                                   ----------------------------------------
                               Name:
                                     --------------------------------------
                               Title:
                                      -------------------------------------

                                                                   SCHEDULE 1


                     LENDERS AND APPLICABLE LENDING OFFICES



LENDER                                         COMMITMENT         DOMESTIC LENDING OFFICE
------                                         ----------         -----------------------

Sanwa Bank California                          $25,373,608.93     601 South Figueroa Street
                                                                  Los Angeles, CA 90017
                                                                  Attention:        E. Leigh Irwin
                                                                                    Senior Vice President

                                                                  Telecopier:       213-896-7387


Bank of Montreal                               $29,157,392.70     115 South LaSalle Street, 5th Floor West
                                                                  Chicago, IL 60603
                                                                  Attention:        Thomas A. Batterham
                                                                                    Director

                                                                  Telecopier:       312-293-5852


BNP Paribas                                    $14,244,833.06     725 South Figueroa Street, Suite 2090
                                                                  Los Angeles, CA 90017
                                                                  Attention:        Clive Bettles
                                                                                    Managing Director

                                                                  Telecopier:       213-488-9602


Bank Hapoalim B.M.                             $14,244,833.06     250 Montgomery Street, Suite 700
                                                                  San Francisco, CA 94104
                                                                  Attention:        Rami Lador
                                                                                    First Vice President
                                                                                    and Manager

                                                                  Telecopier:       415-989-9948




Bank of America, N.A.                         $14,244,833.06      555 South Flower Street,
                                                                  CA9-706-11-21
                                                                  Los Angeles, CA 90071
                                                                  Attention:        Clara Yang Strand
                                                                                    Managing Director

                                                                  Telecopier:       213-228-6003


Key Corporate Capital Inc.                    $14,244,833.06      525 Vine Street, 6th Floor
                                                                  Cincinnati, OH 45202
                                                                  Attention:        Jeffrey Tell
                                                                                    Portfolio Manager

                                                                  Telecopier:       513-762-8450


BHF (USA) Capital Corporation                 $10,683,624.80      590 Madison Avenue, 30th Floor
                                                                  New York, NY 10022-2540
                                                                  Attention:        Thomas Dearth
                                                                                    Vice President

                                                                  Telecopier:       212-756-5536


Wells Fargo Bank, N.A.                        $10,683,624.80      333 South Grand Avenue, 9th Floor
                                                                  Los Angeles, CA 90071
                                                                  Attention:        Edith R. Lim
                                                                                    Vice President

                                                                  Telecopier:       213-253-5913


Bank Leumi USA                                $  7,122,416.53     579 Fifth Avenue
                                                                  New York, NY 10017
                                                                  Attention:        Joung Hee Hong
                                                                                    Vice President

                                                                  Telecopier:       212-407-4317


         Total Commitments:                 $140,000,000.00


                                                                      EXHIBIT J


                  CUMULATIVE NET CASH PROCEEDS AND/OR INSURANCE
                  OR CONDEMNATION PROCEEDS AFTER MARCH 1, 2001



                                            Date              Gross             Allocation
                                            OF SALE           SALE PRICE        PERCENTAGE
                                            -------           ----------        ----------
Net Cash Proceeds to be applied:                                                              $43,345,000


Less sales to be applied as follows:


   First $33,345,000 to be applied at 80%

   1.  Sale of Paradise Lane                3/5/01            ($2,185,000)      80%           ($1,748,000)
   2.
   3.


   Next $10,000,000 to be applied at 50%

   1.
   2.
   3.


         Total sales
                                                              ------------
                                                              ($2,185,000)


                                                                                              -----------

Net Cash Proceeds remaining to be applied                                                     $41,597,000



                                                                    SCHEDULE 3.4


                             ASSETS TO BE ENCUMBERED



          Borrower/Owned Property                      Loan /     Collateral Value as of    No. of        State
                                                       Prop. No.               9/30/2000  Properties
---------------------------------------------------------------------------------------------------------------

          A.  MORTGAGE LOANS

      1   Consulting, Management and Education, Inc.      061             $  533,627.97        1           CO
      2   G.I.T., Inc.                                    075              1,982,319.29        1           NC
      3   Bellingham II Associates Limited Partnership    076                877,267.55        1           WA
      4   Wiesburg, et al.                                078              1,383,317.86        1           CA
      5   Todd/Eyring, et al.                             086              2,292,195.38        1           AZ
      6   Walnut Grove Associates Limited Partnership     090                882,114.90        1           WA
      7   Holiday Care Center, Inc                        092                952,160.35        1           FL
      8   American Consultants, Inc                       098              2,111,793.48        1           FL
      9   Los Gatos Associates, L.P.                      101              1,628,281.61        1           CA
     10   Pet-Cal Associates, L.P.                        114              1,178,255.12        1           CA
     11   Big Spring Care Associates Limited              115              1,045,847.98        1           TX
          Partnership
     12   Charleston Associates, L.P.                     117              1,081,582.61        1           NV
     14   Henry Thomas Taylor                             133             10,842,077.68        5           SC
     15   Springs Ark Associates, Limited Partnership     144              1,277,991.42        1           AR
     16   Ark Rock Associates, Limited Partnership        146              1,833,040.64        1           AR
     17   Woodland Manor Nursing Homes, Inc.              148              4,987,336.28        1           OH
     18   Bartle OK Associates, L.P.                      150              1,206,443.93        1           OK
     19   Lantis Enterprises, Inc.                        155              1,944,810.51        1           IA
     20   Walla Walla Partners, L.P.                      156                934,336.39        1           WA
     21   Yakima Associates, L.P.                         159              1,592,891.61        1           WA
     22   Browns Nursing Home, Inc.                       172              1,169,175.98        1           GA
     23   Mi-Con Associates, a California Limited         182              2,084,494.66        1           WI
          Partnership
     24   Meadowbrook Healthcare Services of              188              5,856,728.42        2           CO
          Colorado, Inc.
     25   Bee Hurst Associates, L.P.                      192              1,531,491.23        1           TX
     26   Bee Hurst Associates, L.P.                      193              1,450,130.73        1           TX
     27   West Palm-Cal Associates, a California          194              4,282,057.09        1           FL
          Limited Partnership
     28   Yuba-Cal Associates, L.P.                       195              3,067,297.01        1           CA




          Borrower/Owned Property                      Loan /     Collateral Value as of    No. of        State
                                                       Prop. No.               9/30/2000  Properties
---------------------------------------------------------------------------------------------------------------
     29   Kil-Green Associates, L.P.                      196              1,315,718.72        1           TX
     30   Renaissance Retirement, Ltd. II                 198              3,198,620.34        1           FL
          Retirement Group, L.L.C. (second mortgage)
     31   Sac-Cal Associates, a California Limited        203              1,526,342.63        1           CA
          Partnership
     32   Mel/Wel Developers, Inc.                        211              2,629,383.52        1           NE
     33   St. Simons Acquisition, L.L.C.                  217              1,905,972.49        1           IL
     34   Grove Oak-Cal Associates, L.P.                  225              1,432,811.64        1           MO
     35   Osage Investment LLC                            229                483,422.60        1           AL
     36   San Cruz-Cal Associates, L.P.                   230              3,379,515.38        1           CA
     37   Papillion Investors, LLC                      232A/B             3,216,889.98        1           NE
     38   Scottsbluff Investors, LLC                    234A/B             3,011,556.59        1           NE
     39   Spirit Lake Investors, L.C.                   237A/B             2,383,596.70        1           IA
     41   Pheo Med Limited Partnership                    141              2,366,336.48        1           FL
     42   Retirement Group, L.L.C.                        179              2,688,283.52        1           GA
     43   Retirement Group, L.L.C.                        181              1,500,000.00        1           FL
     44   Skyler Mississippi, Inc.                        212              5,374,577.96        1           MS
     45   Herf Associates, L.P.                           131                387,189.33        1           TX
     46   Elk Point Investors, LLC                      238A/B             2,330,899.52        1           SD
     47   Ogallala Investors, LLC                       239A/B             1,921,080.93        1           NE
     48   Kalispell Investors, LLC                      231A/B             2,326,142.75        1           MT
     49   Prairies Equities, Ltd.                         210              1,468,957.80        1           TX
     50   Flower Square Limited Partnership               163              3,800,000.00        1           AZ
                                                                       ----------------  ---------

                      Total Mortgage Loans                             $108,656,366.56          53
                                                                       ================  =========


          B.  OWNED PROPERTIES

     13   Consulting Management and Education, Inc.       194              1,685,585.96        1           CO
     40   Mid Florida Inc.                             195,                3,500,000.00        3           TN
          (Crestwood, Hillview, Lauderdale)            196, 197
     51   Gulf Coast Nrsg & Rehab                        P006            $ 3,356,494.62        1           FL
     52   Surrey Place - Bradenton                       P007              3,050,748.00        1           FL
     53   Surrey Place - Lacanto                         P008              5,267,240.00        1           FL
     54   Prairie Manor Healthcare                       P018              6,600,000.00        1           IL
     55   Alpine House                                   P060              1,606,748.19        1           TX
     56   Oakwood House                                  P061              2,056,748.20        1           TX
     57   Harrison House                                 P062              1,607,384.38        1           TX
     58   Lakeland House                                 P063              1,607,384.38        1           TX
     59   Angelina House                                 P066              2,000,000.00        1           TX
     60   Neches House                                   P068              2,050,000.00        1           TX
     61   Crawford House                                 P071              2,600,000.00        1           WA
     62   Colonial House                                 P072              2,600,000.00        1           WA





          Borrower/Owned Property                      Loan /     Collateral Value as of    No. of        State
                                                       Prop. No.               9/30/2000  Properties
---------------------------------------------------------------------------------------------------------------
     63   Linkville House (leasehold interest)           P073              2,400,000.00        1           OR
     64   Spencer House (leasehold interest)             P074              2,150,000.00        1           OR
     65   Sterling House of Wichita Falls                P076              1,950,000.00        1           TX
     66   Sylvan House                                   P079              2,700,000.00        1           ID
     67   Covenant Care Nursing                          P081              3,149,090.94        1           CA
     68   Clearwater House                               P082              2,363,400.00        1           ID
     69   Caldwell House                                 P088              2,685,000.00        1           OH
     70   Port Haven Health Care Center                  P094              2,481,587.57        1           OR
     71   Madison House                                  P095              2,223,000.00        1           NE
     72   Saunders House                                 P096              2,418,000.00        1           NE
     73   Karr House                                     P097              2,600,000.00        1           WA
     74   Seneca House                                   P098              2,535,000.00        1           OH
     75   Mahoney House                                  P099              2,418,000.00        1           NE
     76   Rutherford House                               P100              2,535,000.00        1           OH
     77   Jasmine House                                  P101              2,520,000.00        1           AZ
     78   Sterling House of Greeley                      P102              2,680,000.00        1           CO
     79   Maurice House                                  P104              2,925,000.00        1           NJ
     80   Davis House                                    P106              2,600,000.00        1           AZ
     81   Riverbend House                                P110              2,535,000.00        1           OH
     82   Warren House                                   P111              2,300,000.00        1           ID
     83   Anabelle House                                 P112              2,300,000.00        1           ID
     84   Sawyer House                                   P113              2,700,000.00        1           OR
     85   Homestead House                                P117              2,223,000.00        1           NE
     86   The Jewels House                               P119              2,535,000.00        1           IN
     87   Chestnut House                                 P118              2,535,000.00        1           OH
     88   Arbor House                                    P076              2,850,000.00        1           TX
     89   Beardsley House                                P122              2,535,000.00        1           IN
     90   Florida LTC (New Port Richey)                  P123              6,238,892.40        1           FL
     91   Sunnyside Court                                P130              3,392,122.00        1           CA
     92   Sandia Springs                                 P135              8,432,020.00        1           NM
     93   Karrington at Rocky River                      P141              7,723,300.00        1           OH
     94   Regent at Canyon Crest                         P151              8,800,000.00        1           AZ
     95   The Palms of Roseville                         P152              7,400,000.00        1           CA
     96   Aspen Wind                                     P153              5,390,000.00        1           WY
     97   Meadow Wind                                    P154              3,710,000.00        1           WY
     98   Karrington at Presque Isle                     P155              8,326,700.00        1           PA
     99   Reed House                                     P156              2,812,500.00        1           IA
    100   Spring Wind                                    P157              3,710,000.00        1           WY
    101   Sterling Hse - Clemson                         P160              2,421,392.70        1           SC
    102   Sterling Hse - Greenwood                       P161              2,738,061.85        1           SC
    103   Sterling Hse - Goldsboro                       P167              2,485,622.08        1           NC
    104   Des Moines Cal Asso (University)               P168              2,352,746.19        1           IA
    105   Clare Bridge                                   P170              3,500,000.00        1           CO
    106   Summers' Landing - Cordelle                    P195              1,607,553.70        1           GA
                                                                       ----------------  ---------

                     Total Owned Properties                            $188,475,323.16          60
                                                                       ================  =========





          Borrower/Owned Property                      Loan /     Collateral Value as of    No. of        State
                                                       Prop. No.               9/30/2000  Properties
---------------------------------------------------------------------------------------------------------------

          C.  REMIC CERTIFICATES

          LTC Commercial Mortgage Pass-Through                           $ 1,842,848.00
          Certificate, Series 1993-1, Class I-1, No.
          R-2

          LTC Commercial Mortgage Pass-Through                             2,381,520.00
          Certificate, Series 1993-1, Class I-2, No.
          R-2

          LTC Commercial Mortgage Pass-Through                            18,358,941.00
          Certificate, Series 1994-1, Class E-1, No.
          E-2

          LTC Commercial Mortgage Pass-Through                            17,672,987.00
          Certificate, Series 1994-1, Class F-1, No.
          F-2

          LTC Commercial Mortgage Pass-Through                             1,953,340.00
          Certificate, Series 1994-1, Class X-1, No.
          X-1 2

          LTC Commercial Mortgage Pass-Through                               225,589.00
          Certificate, Series 1994-1, Class X-2, No.
          X-2 2

          LTC Commercial Mortgage Pass-Through                             4,203,879.00
          Certificate, Series 1996-1, Class F, No. 2

          LTC Commercial Mortgage Pass-Through                             4,722,331.00
          Certificate, Series 1996-1, Class G, No. 2

          LTC Commercial Mortgage Pass-Through                             3,472,633.00
          Certificate, Series 1996-1, Class X-1, No. 2

          LTC Commercial Mortgage Pass-Through                             2,735,630.00
          Certificate, Series 1996-1, Class X-2, No. 2




          Borrower/Owned Property                      Loan /     Collateral Value as of    No. of        State
                                                       Prop. No.               9/30/2000  Properties
---------------------------------------------------------------------------------------------------------------

          LTC Commercial Mortgage Pass-Through                             6,710,274.00
          Certificate, Series 1998-1, Class F, No. 2

          LTC Commercial Mortgage Pass-Through                            19,111,991.00
          Certificate, Series 1998-1, Class G, No. 2

          LTC Commercial Mortgage Pass-Through                             8,821,457.00
          Certificate, Series 1998-1, Class X-1, No. 2

          LTC Commercial Mortgage Pass-Through                             4,118,728.00
          Certificate, Series 1998-1, Class X-2, No. 2
                                                                       ----------------

                    Total REMIC Certificates                             $96,332,148.00       N/A
                                                                       ----------------   -------

                        Total Collateral                               $393,463,837.72         113
                                                                       ================   ========
